SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                   May 7, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



 1999 Broadway, Suite 4300, Denver, CO                      80202
 -------------------------------------------------------------------------------
 (Address of principal executive offices)                 (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:  Other Events

     On May 7, 2003 the Registrant  issued the press release  attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant that Valhi, Inc. has commenced a tender offer for Convertible Preferred Securities of TIMET Capital Trust I, such securities being convertible into 0.1339 shares of the Registrant's common stock.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.    Exhibit List
           --------    ---------------------------------------------------------

           99.1       Press Release dated May 7, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               TITANIUM METALS CORPORATION
                               (Registrant)




                               By: /s/ Matthew O'Leary
                                   ----------------------------------------
                                    Matthew O'Leary
                                    Corporate Attorney and Assistant Secretary


Date: May 7, 2003

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                                CONTACT:

Titanium Metals Corporation                           Bruce P. Inglis
1999 Broadway, Suite 4300                             Vice President--Finance
Denver, Colorado 80202                                  and Corporate Controller
                                                      (303) 296-5600


   VALHI, INC. COMMENCES TENDER OFFER FOR CONVERTIBLE PREFERRED SECURITIES OF
   ---------------------------------------------------------------------------
                             TIMET CAPITAL TRUST I
                             ---------------------

     DENVER, COLORADO . . . May 7, 2003 . . . Titanium Metals Corporation (NYSE:
TIE) announced that on May 5, 2003, Valhi, Inc. (NYSE: VHI) commenced a tender offer to purchase up to 1,000,000 of the 6?% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities (trading symbol "TMCXP") issued by TIMET Capital Trust I. The tender offer is at a net price of $10 per security. The securities include the associated guarantee by TIMET. There are currently 4,024,820 securities outstanding. Each security is convertible into 0.1339 shares of TIMET common stock, par value $.01 per share.

     The tender offer expires at 12:00 midnight New York time on June 2, 2003, unless extended by Valhi. The terms and conditions of the tender offer appear in Valhi's Offer to Purchase dated May 5, 2003, and the related Letter of Transmittal. Copies of these documents are being mailed to holders of the securities and are also available on the website of the Securities and Exchange Commission at www.sec.gov. Completion of the tender offer is conditioned upon certain terms and conditions described in the Offer to Purchase. Subject to applicable law, Valhi may waive any condition applicable to the tender offer, and Valhi may extend or otherwise amend the tender offer.

     Based on a review by TIMET's non-employee directors not related to Valhi, TIMET has determined that neither TIMET, its board of directors nor any of its officers will express an opinion or make any recommendation to any holder of the securities, and TIMET and all of such persons will remain neutral toward the tender offer. TIMET believes that a holder's decision on whether or not to tender such holder's securities and, if so, how many securities to tender, is a personal investment decision for each holder, based on such holder's personal investment objectives. TIMET believes that each holder should discuss this investment decision with such holder's financial and tax advisors.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the Internet at www.timet.com.

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